Accrued expenses and other current liabilities	6 Months Ended
Jun. 30, 2026
Accrued Liabilities and Other Liabilities [Abstract]
Accrued expenses and other current liabilities
12.	Accrued expenses and other current liabilities

Accrued expenses and other current liabilities consisted of the following:

	As of June 30, 2026	As of December 31, 2025
	In thousands of USD
Salary payable	$1,491	$1,641
Acquisition in long term investment[1]	343	543
Accrued service fees	1,209	1,209
Employee loan	239	-
Others	38	11
Total	$3,320	$3,404

[1]	It represents the equity investment in two third-party companies, for which the relevant equity registration procedures have been completed, but the corresponding capital contribution has not been fully paid. The Company has paid $0.2 million as of the date of this annual report. The remaining amount will be paid before June 30, 2026.